United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2021
Salarius Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36812 (Commission File Number)	46-5087339 (I.R.S. Employer Identification No.)
    2450 Holcombe Blvd.
    Suite X
    Houston, TX     77021
    (Address of principal executive offices)    (Zip Code)

(832) 834-6992
(Registrant’s telephone number,including area code)

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter). Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.
As previously reported, on February 5, 2021, the Company entered into an At The Market Offering Agreement, dated as of February 5, 2021, with Ladenburg Thalmann & Co. Inc. to offer and sell shares of its common stock having an aggregate offering price of up to $6,306,000 from time to time. From February 5, 2021 through the date of this report, the Company sold an aggregate of 2,820,493 shares of its common stock at an average sales price of $2.24 per share. As of February 28, 2021, 27,854,867 shares of the Company’s common stock were outstanding.
In the period between September 30, 2020 and February 28, 2021, the Company has issued an aggregate of 5,190,508 shares of common stock in connection with the exercise of outstanding warrants and received aggregate proceeds of $4,642,655 in connection with such warrant exercises. As of February 28, 2021, the Company had 7,820,326 warrants outstanding with a weighted average exercise price of $1.16, 1,563,972 options outstanding with a weighted average exercise price of $2.44 and $17.4 million in cash and cash equivalents on hand.
The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01     Other Events.

On March 3, 2021, the Company announced that it has commenced an underwritten public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1    Press Release dated March 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: March 3, 2021	By:	/s/ David J. Arthur
	Name:	David J. Arthur
	Title:	Chief Executive Officer

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